Tingo foods PLC purchase price allocation	3 Months Ended
Mar. 31, 2023
Tingo Foods PLC Purchase Price Allocation [Abstract]
Tingo Foods PLC Purchase Price Allocation

Note 4 — Tingo Foods PLC Purchase Price Allocation

The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill. In addition, the following table summarizes the allocation of the preliminary purchase price as of the acquisition date. The amounts are provisional and will be adjusted during the measurement period, and additional assets or liabilities may be recognized to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognized as of that date.

Total Merger consideration (1)	$204,000
Total purchase consideration	$204,000
Less:
Net working capital	$42,077
Property and equipment	12,235
Intangible – Customer Relationships	125,677
Intangible – trade names and trade marks	22,097
Deferred tax liability (2)	(44,332)
$157,754
Goodwill (3)	$46,246

(1)	The $204,000 value of the Merger Consideration transferred as promissory note (“Promissory Note”). The Promissory Note is for a term of two years with an interest rate of 5% per annum. The interest rate on the Promissory Note is reasonably reflective of a market-participant rate. MICT Fintech agreed to certain covenants in connection with the Promissory Note, including with regard to its ability to incur additional debt or create additional liens. The Acquisition will not result in any new issuance of shares of the Company’s common stock, nor of any instruments convertible into shares of the Company’s common stock.

(2)	Represents the income tax effect of the difference between the accounting and income tax bases of the identified intangible assets, using an assumed statutory income tax rate of 30%.

(3)

The goodwill is not deductible for tax purposes.

During the measurement period, which is up to one year from the date of the Acquisition (the “Acquisition Date”), we may adjust provisional amounts that were recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the Acquisition Date.

Tingo Foods’s net revenues and net profit are presented if the Acquisition Date had occurred at the beginning of the previous comparable period. Since Tingo Foods started its operational business in August 2022, revenues and net profit for three months ended March 31, 2022 is zero.

(USD in thousands)	Three months ended March 31, 2023
Revenues	$885,009

Net profit	$179,629

The revenues and net profit of Tingo Foods since the Acquisition Date included in the unaudited condensed consolidated statements of operations for the reporting period are $577,219 and $100,213, respectively.